UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	February 16, 2018 (December 15, 2017)

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(d)

This Form 8-K/A is filed as an amendment to The Procter & Gamble Company's ("Company") Form 8-K filed on December 15, 2017 ("Original Filing"), that announced the appointment of Joseph Jimenez and Nelson Peltz to the Company's Board of Directors effective March 1, 2018. At the time of the Original Filing the Board had not determined committee assignments for Mr. Jimenez or Mr. Peltz.

The Company is filing this Form 8-K/A to disclose that on February 13, 2018, the Board designated Mr. Jimenez as a member of the Compensation & Leadership Development and Innovation & Technology Committees and designated Mr. Peltz as a member of the Governance & Public Responsibility and Innovation & Technology Committees, in each case effective March 1, 2018.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE PROCTER & GAMBLE COMPANY

                                                        BY:  /s/ Sandra T. Lane
                                                              Sandra T. Lane
                                                              Assistant Secretary
                                                              February 16, 2018